PETRIE RAYMOND
CHARTERED ACCOUNTANTS - L.L.P.
255, CRÉMAZIE BLVD, EAST, SUITE 1000
MONTRÉAL (QUÉBEC) H2M 1M2
TEL. : (514) 342-4740
FAX : (514) 737-4049

The Board of Directors
Cadiscor Resources Inc.:

We consent to the use in the General Form for Registration of Securities of Small Business Issuers (Form 10-SB) of our report dated May 4, 2006, except for note 3 which is as at August 2, 2006, with respect to the opening balance sheet of Cadiscor Resources Inc. as at April 1st, 2006.

Petrie Raymond

Limited Liability Partnership
Chartered Accountants

Montréal, Canada
March 14, 2007